SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ]  Confidential, for Use of the
[X]   Definitive Proxy Statement                Commission Only (as permitted by
[ ]   Definitive Additional Materials           Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      ss.240.14a-11(c) orss.240.14a-12


                              Horizon Telcom, Inc.
                    ---------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                     [LOGO]


                                 April 29, 2002



To the Stockholders of Horizon Telcom, Inc.:

Our Annual Stockholders Meeting will be held at 3:00 P.M. on Wednesday, May 15, 2002, at the offices of Horizon Technology, Inc., 1410 Industrial Drive, Gateway Industrial Park, Chillicothe, Ohio 45601. A map is enclosed. We hope you will attend. These continue to be exciting times for your company and this is your opportunity to hear up-to-date reports and ask questions. As always, refreshments will be provided.

Included with this letter are copies of our 2001 Annual Report to Stockholders, Form 10-K, a notice of the meeting, and a proxy statement. Holders of class A shares will also receive a form of proxy.

We look forward to seeing you on May 15.

Sincerely yours,


/s/ Robert McKell
Robert McKell
Chairman

                            ------------------------
                              HORIZON TELCOM, INC.
                            ------------------------



                                     [LOGO]

                               68 EAST MAIN STREET
                          CHILLICOTHE, OHIO 45601-0480

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 15, 2002


TO THE STOCKHOLDERS OF
HORIZON TELCOM, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HORIZON TELCOM, INC. ("Horizon") will be held at the offices of Horizon Technology, Inc., 1410 Industrial Drive, Gateway Industrial Park, Chillicothe, Ohio 45601 on May 15, 2002 at 3:00 p.m. (E.D.T.), for the following purposes:

     1. To elect nine (9) directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The proxy statement dated April 29, 2002 is attached. Only record holders of Horizon's class A common stock will be eligible to vote at the meeting. Class B common stock is non-voting. This material is provided for the information of all stockholders. The record date for determining the record holders of Horizon Class A common stock entitled to notice of the meeting is April 28, 2002. The record date for determining the record holders of Horizon Class A common stock entitled to vote at the meeting is May 14, 2002.

     If you are not able to attend the meeting and you own class A common stock, please execute, complete, date and return the proxy in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote in person.

                                     By Order of the Board of Directors:


                                     /s/ Jack E. Thompson
                                     JACK E. THOMPSON
                                     Secretary

Date:    April 29, 2002

     Copies of the Annual Report to Stockholders and the Form 10-K for the year ended December 31, 2001 containing financial statements are enclosed.

                                     [LOGO]


                               68 EAST MAIN STREET
                          CHILLICOTHE, OHIO 45601-0480

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 15, 2002


                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Horizon Telcom, Inc., an Ohio corporation ("Horizon"), of proxies from holders of class A common stock for use at the 2002 Annual Meeting of Stockholders to be held on May 15, 2002 at 3:00 p.m. (E.D.T.), at the offices of Horizon Technology, Inc., 1410 Industrial Drive, Gateway Industrial Park, Chillicothe, Ohio 45601.

     This proxy statement and the accompanying form of proxy are being first mailed to stockholders on or about April 29, 2002. The stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of Horizon a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person; however, attendance at the meeting will not in and of itself constitute revocation of a proxy. Any proxy which is not revoked will be voted at the annual meeting in accordance with the stockholder's instructions. If a stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the annual meeting.

     Proxies are being solicited from holders of Horizon's class A common stock by mail. Holders of class B common stock are not entitled to vote. Horizon will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of Horizon may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of Horizon will receive no additional compensation for any such further solicitation.

     Only holders of record of Horizon's class A common stock are entitled to vote at the annual meeting. The record date for determining class A record stockholders entitled to notice of the meeting is April 28, 2002. The record date for determining class A record stockholders entitled to vote at the meeting is May 14, 2002. On April 28, 2002, Horizon had outstanding a total of 90,552 shares of class A common stock, excluding treasury stock held by Horizon, which is not entitled to vote. Each share of class A common stock is entitled to one vote on each matter to be considered at the annual meeting. However, class A stockholders are entitled to vote cumulatively in the election of directors, as described below. A majority of the outstanding shares of class A common stock, present in person or represented by proxy at the annual meeting, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Accordingly, the nine (9) nominees receiving the highest vote totals will be elected as directors of Horizon at the annual meeting. With respect to election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and have no effect on the outcome of the vote. There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this proxy statement.

     Votes cast by proxy or in person at the annual meeting will be counted by the persons appointed by Horizon to act as election inspectors for the meeting. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties.

                                CUMULATIVE VOTING

     Class A stockholders are entitled to vote their shares cumulatively in the election of directors, so long as the following procedure is followed. At least one class A stockholder must demand cumulative voting by providing notice in the following manner:

     o    Notice must be in writing.

     o The notice must state that the holder desires the voting at the election of directors to be cumulative.

     o The notice must be addressed to either the president, a vice president, or the secretary of Horizon, at the address of Horizon's principal executive offices.

     o The notice must be mailed no later than 3:00 p.m. on Monday, May 13, 2002 (at least 48 hours before the time of the meeting).

The demand must be announced at the commencement of the meeting by the chairman, the secretary, the shareholder who gave the notice, or someone on behalf of the shareholder who gave the notice. If there is no such notice and demand, votes may not be cumulated.

     If voting in the election is cumulative, the number of votes to which each class A shareholder otherwise is entitled (the number of shares held) will be multiplied by nine (9) (the number of directors to be elected). Each shareholder will then be free to allocate that aggregate number of votes in whatever way the shareholder sees fit. Thus, the shareholder could cast the entire aggregate number all in favor of one candidate, if the shareholder so chose.

     If the election of directors entails cumulative voting, the proxy holders appointed by the enclosed proxy card intend to cumulate the votes represented by the proxies. Absent contrary instructions, the proxy holders will evenly divide proxy votes among the nominees named below, unless it appears that casting the votes this way makes it less likely that all of such nominees will be elected. In that event, the proxy holders will cast the votes in such a way as seems likely to elect as many of such nominees as possible.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of Horizon recommends a vote FOR the election of each of the nominees named below for election as director.

                              ELECTION OF DIRECTORS

     The proxy holders intend to vote FOR election of the nominees named below as directors of Horizon, unless otherwise specified on the proxy card signed by the shareholder. Directors of Horizon elected at the annual meeting to be held on May 15, 2002 will hold office until the next annual meeting or until their successors are elected and qualified.

     Each of the nominees has consented to serve on the Board of Directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the Board of Directors may recommend.

     The name and age of each nominee and the period during which such person has served as a director are set forth below:

                                       SERVICE AS
NAME OF NOMINEE             AGE        DIRECTOR        POSITION
---------------             ---        ----------      --------
Robert McKell               78         Since 1996      Chairman of the Board, Director
Thomas McKell               66         Since 1996      President, Director, President of Chillicothe Telephone
Jack E. Thompson            68         Since 1996      Secretary, Director
Joseph S. McKell            76         Since 1996      Director
David McKell                74         Since 1996      Director
Helen M. Sproat             69         Since 1996      Director
John E. Herrnstein(1) (2)   64         Since 1996      Director
Joseph G. Kear(1) (2)       78         Since 1996      Director
Jerry B. Whited(1)          52         Since 2001      Director

________________________
(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.

     The biographical profiles of, and relationships among, the director nominees are incorporated herein by reference from Item 10 of Horizon's Form 10-K, a copy of which is enclosed.


                    INFORMATION ABOUT THE BOARD OF DIRECTORS

     MEETINGS OF THE BOARD OF DIRECTORS--During 2001 there were four meetings of the Board of Directors. Each incumbent director attended more than 75% of all meetings of the Board of Directors and any committees on which that director served.

     DIRECTOR COMPENSATION--Directors who are not otherwise employed by Horizon or its subsidiaries receive $2,350 per quarter as director compensation. Robert McKell, Thomas McKell, and Jack Thompson receive $50 per quarter.

     BOARD COMMITTEES

     Audit Committee. Horizon currently has an audit committee which is responsible for recommending to the Board of Directors the engagement of its independent public accountants and reviewing with the independent auditors the scope and results of the audits, its internal accounting controls, audit practices and the professional services furnished by the independent auditors. The audit committee, initially organized in November 2001, is currently comprised of three members, Messrs. Whited, Herrnstein and Kear. It met in November 2001, February 2002, and March 2002.

     Compensation Committee. Horizon also has a compensation committee, which is responsible for reviewing and approving all compensation arrangements for its officers, as well as administering the stock option plan. The compensation committee is currently comprised of two members, Messrs. Herrnstein and Kear. It did not meet during 2001, but did meet in February 2002.

     Nominating Committee. Horizon does not have a nominating committee. Instead, the entire Board of Directors performs the functions of a nominating committee, at regularly scheduled and special meetings of the Board.

                          REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission") or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

     The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current members are all "independent directors" as that term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. The Board of Directors has reviewed a written Charter of the Audit Committee, a copy of which is attached as Appendix A hereto, and management expects the Board of Directors to approve it at the meeting of the Board in May 2002.

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent public accountants are responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, in February 2002, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001 with management and the independent auditors, including without limitation, a discussion with the independent public accountants of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent public accountants the auditors' independence from management and Horizon, including the matters in the written disclosures and the letter from the independent public accountants required by the Independence Standards Board, Standard No. 1.

     Although Mr. Whited is a certified public accountant, the other members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Furthermore, Mr. Whited is not engaged as the Company's independent public accountant. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company's auditors are in fact "independent."

     In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                                 Jerry B. Whited, Chairman
                                 John E. Herrnstein
                                 Joseph G. Kear

     The Company incurred the following fees for services performed by Arthur Andersen LLP in 2001:

AUDIT FEES

     The audit fees billed or expected to be billed for the audit of the Company's consolidated financial statements for the year ended December 31, 2001, including reviews of interim financial statements included in the Company's quarterly reports on Form 10-Q during the same period were $449,715. Approximately 39% of these fees were incurred and paid by Horizon PCS.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Arthur Andersen LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2001.

ALL OTHER FEES

     Fees for audit-related work were $292,835 for the year ended December 31, 2001 and included audits of employee benefit plans, assistance with offering memorandums, SEC filings and internal audit services. Aggregate fees billed for other services rendered by Arthur Andersen LLP for the year ended December 31, 2001 were $272,645, primarily for tax compliance and consulting work. Aggregate fees billed for audit-related and all other services for the year ended December 31, 2001 were $565,480. Of these, approximately 64% were incurred and paid by Horizon PCS.

     The Audit Committee considered whether the payments made to Horizon's independent public accountants for non-audit services for 2001 are compatible with maintaining such auditors' independence, and concluded they are compatible.

                      REPORT OF THE BOARD OF DIRECTORS AND
                           THE COMPENSATION COMMITTEE

     The following Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

     Horizon's Board of Directors historically took a long-term view toward overall compensation levels, consistent with the long-term commitment of most of its personnel, and compensated its key management personnel with annual cash salaries plus bonuses. Factors taken into consideration in setting salary and bonus levels included experience, performance, responsibility and qualifications. All of these factors were considered subjectively, with no particular emphasis or weight given to any one factor.

     The Company has not traditionally used stock as compensation, because the Company was closely held. However, in 1999 it established the 1999 Stock Option Plan, which permits granting both incentive stock options and nonqualified stock options, for class B common stock to employees. The maximum number of shares issuable is 10,000 shares of class B common stock. In 1999, the Company granted options to purchase 950 shares of class B common stock at an exercise price of $60.00 per share. No options were granted in 2000 or 2001.

     During 2001, the Board of Directors reviewed and approved the compensation of Robert McKell, Thomas McKell and Jack Thompson, the Chairman of the Board, the President and the Secretary of Horizon, respectively. Robert McKell and Thomas McKell, with their families, already hold significant amounts of stock in Horizon. The Board of Directors therefore believes they do not need additional stock-based incentives to maximize shareholder value. However, in recognition of his contributions to the Company, Jack Thompson was granted options to purchase 150 shares of class B common stock in 1999, under the 1999 Stock Option Plan.

     The Compensation Committee, formed in November 2001, is to consider and establish compensation policies, specifically setting salary, annual incentive levels, and long-term incentive levels for the Chairman of the Board, President and the Secretary. The Compensation Committee plans to follow substantially the same philosophy as the Board of Directors in determining compensation.

     The compensation of the executive officers of Horizon PCS is determined by Horizon PCS' Board of Directors. The Board of Directors and Compensation Committee note that several of Horizon PCS' directors are third-party investors. As such, they feel these investor/directors have an interest in maintaining balance between providing incentives and avoiding excessive compensation.

Compensation of the Chief Executive Officer

     The annual base salary of the Chief Executive Officer is determined by the Board of Directors in recognition of his leadership role in formulating and executing strategies for responding to the challenges of our industry, and their assessment of his past performance and expectations for his future contributions in leading the Company. The 2001 base salary was not set in response to attainment of any specific goal by the Company, although the Board of Directors took into consideration his individual contributions to the Company's performance.

Compliance with Code Section 162(m)

     The maximum amount which an employer may claim as a compensation deduction with respect to certain employees in a given fiscal year, pursuant to Section 162(m) of the Code is $1.0 million, unless an exemption for performance-based compensation is met. The Compensation Committee believes it is unlikely that any executive officers of the Company will, in the near future, receive in excess of $1.0 million in aggregate compensation, other than those individuals with respect to whom the performance-based compensation exemption has been satisfied.

           BOARD OF DIRECTORS                        COMPENSATION COMMITTEE

Robert McKell            Helen M. Sproat          John E. Herrnstein, Chairman
Thomas McKell            John E. Herrnstein       Joseph G. Kear
Jack E. Thompson         Joseph G. Kear
Joseph S. McKell         Jerry B. Whited
David McKell

EXECUTIVE COMPENSATION AND RELATED PARTY TRANSACTIONS

     Information regarding executive compensation and related party transactions is incorporated by reference to Items 11 and 13 of Horizon's Form 10-K, a copy of which is enclosed.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Horizon's executive officers and directors and persons who beneficially own more than 10% of Horizon's stock to file initial reports of ownership and reports of changes in ownership with the Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish Horizon with copies of all Section 16(a) forms they file.

     Based  solely on its review of copies of forms  received  by it pursuant to
Section 16(a) of the Exchange Act, or written representations from certain reporting persons, Horizon believes that during 2001, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Whited filed one late Form 3 and Mr. Gates failed to file a Form 3 prior to his resignation as a director.

                 OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS
                         AND CERTAIN EXECUTIVE OFFICERS

     Information regarding ownership of Horizon's common stock by principal stockholders, directors and certain executive officers is incorporated herein by reference to Item 12 of Horizon's Form 10-K, a copy of which is enclosed.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Arthur Andersen LLP has been Horizon's independent certified public accountants for more than 35 years, and has been selected for the current year. Approval or selection of Horizon's independent certified public accountants is not submitted for a vote at the Annual Meeting of Stockholders. Horizon's Board of Directors has historically selected the independent certified public accountants, and the Board believes that it would be to the detriment of Horizon and its stockholders for there to be any impediment, such as selection or ratification by the stockholders, to the Board's exercising its judgment to remove Horizon's independent certified public accountants if, in its opinion, such removal is in the best interest of Horizon and its stockholders.

     Horizon does not expect a representative from the accounting firm of Arthur Andersen LLP to attend the Annual Meeting of Stockholders.

                            STOCKHOLDER PROPOSALS FOR
                           NEXT YEAR'S ANNUAL MEETING

     In order for a holder of Class A shares to present a proposal to be considered for inclusion in Horizon's proxy statement and form of proxy for the 2003 Annual Meeting of Stockholders, as provided by Rule 14a-8 of the Commission (promulgated under the Exchange Act), Horizon must receive the proposal by December 30, 2002. Proxy holders will have discretionary voting authority with regard to any stockholder proposal brought before the 2003 annual meeting unless Horizon receives notice of the proposal by March 15, 2003. If the date of the 2003 annual meeting is advanced or delayed by more than 30 calendar days from May 15, Horizon will inform the stockholders in a timely manner that the date has changed, and provide new dates by which it must receive stockholder proposals.

                                  ANNUAL REPORT

     Copies of Horizon's 2001 Annual Report and Form 10-K are being mailed with this Proxy Statement. However, except as specifically incorporated by reference, they are not a part of this proxy statement. For free, additional copies of the Annual Report and Form 10-K, including the financial statements and schedules (but not including the exhibits), send your request in writing to:

                              HORIZON TELCOM, INC.
                               68 EAST MAIN STREET
                          CHILLICOTHE, OHIO 45601-0480
                              ATTN: MS. BETTY UHRIG

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. HOLDERS OF CLASS A COMMON STOCK WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOU NEED NOT AFFIX POSTAGE.

                                    By Order of the Board of Directors



                                    /s/ Jack E. Thompson
                                    JACK E. THOMPSON
                                    Secretary

Dated:  April 29, 2002

                                                                      APPENDIX A

                              HORIZON TELCOM, INC.

                             AUDIT COMMITTEE CHARTER


PURPOSE

The Audit Committee (the "Committee") shall provide assistance to the Board of Directors of Horizon Telcom, Inc. (the "Corporation") in fulfilling their responsibility to the shareholders with respect to oversight of the accounting and financial reporting practices, the quality and integrity of the financial reports, the adequacy of the systems of internal controls, and the independence and performance of the internal audit department and independent auditor of the Corporation and its subsidiaries.

COMPOSITION

The Committee shall be composed of a minimum of three Directors, including a Chairperson. Each of the Committee members shall meet the independence requirements of the Nasdaq Stock Market, Inc. (the "Nasdaq"). In accordance with Nasdaq requirements, all members of the Committee upon appointment or within a reasonable time after appointment to the Committee shall be "financially literate," i.e., able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

MEETINGS

The Committee shall meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall keep written minutes of its meetings.

FUNCTION

The Committee's function is one of oversight and review, and it is not expected to audit the Corporation, to control the Corporation's accounting or financial practices or to define the standards to be used in preparation by management of the Corporation's financial statements.

In carrying out its oversight and review responsibilities, the Committee shall:

     o maintain direct lines of communication between itself, the Board of Directors, the independent auditor, the internal audit department, the financial and senior management of the Corporation and legal counsel.

     o annually review and recommend to the Board of Directors the independent auditor, which is ultimately accountable to the Committee and the Board of Directors, to audit the financial statements of the Corporation.

     o receive on an annual basis from the independent auditor the written disclosures and statement, as required by Independence Standards Board Standard 1, Independence Discussions With Audit Committees, regarding the auditor's independence, actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and recommend, if necessary, that the Board of Directors take appropriate action to oversee that the Corporation has engaged an independent auditor.

     o review as required legal and regulatory matters including reports received from regulators that may have a material impact on the Corporation's financial statements.

     o meet with the independent auditor and management of the Corporation prior to the conduct of the annual financial statement audit to review the scope of the proposed audit for the current year.

     o discuss with management and the independent auditor the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission (the "SEC"). The discussions would properly include issues concerning significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

     o review and discuss with management the Corporation's audited annual financial statements and the independent auditor's opinion rendered with respect to such financial statements.

     o discuss with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (SAS 61), Communications With Audit Committees, as amended, relating to the conduct of the annual audit, including the quality, not just the acceptability, of the Corporation's accounting principles and underlying estimates in its audited financial statements. The discussions under SAS 61 would properly include significant proposed and actual changes to the Corporation's accounting principles or applications thereof. The Committee shall also discuss with the independent auditor the last peer review and the status of significant litigation or disciplinary actions by the SEC or others.

     o prepare and review the Audit Committee Report, for inclusion in the Corporation's annual proxy statement. The Audit Committee Report shall state whether the Audit Committee:

          1. has reviewed and discussed the audited consolidated financial statements with management;

          2. has discussed with the independent auditor the matters required to be discussed by SAS 61, as amended;

          3. has received the written disclosures and statement from the independent auditor required by Independence Standards Board Standard 1, as amended, and has discussed with the auditor the independence of the auditor; and

          4. has recommended to the Board of Directors, based on the Committee's review and discussion of items 1 through 3 above, that the Corporation's consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

     o review annually the internal audit department or accounting department of the Corporation including the independence and authority of its reporting obligations, the proposed plans of audit, and the coordination of such plans with the independent auditor and the Corporation's accounting and financial human resources.

     o review with the independent auditor, the internal audit department, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, any recommendations for the improvement of such internal controls or particular areas where new or additional controls or procedures are desirable.

     o receive prior to each Committee meeting, a summary of findings from completed internal audits and a progress report on the approved internal audit plan, with explanations for any deviations from the original plan.

     o provide sufficient opportunity for the internal audit department and the independent auditor to meet with the members of the Committee without members of management present.

     o discuss with the Board of Directors significant matters from each Committee meeting.

     o investigate or authorize an investigation of any matter brought to the Committee's attention within the scope of its duties, with the power to retain independent accountants, counsel, or others for this purpose.

     o review and reassess the adequacy of this Committee's charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

     o review such other matters in relation to the financial affairs of the Corporation and its internal and external audits as the Board of Directors or the Committee considers appropriate.

                              HORIZON TELCOM, INC.
                          PROXY - CLASS A COMMON STOCK
                           ANNUAL MEETING MAY 15, 2002


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Robert McKell, Jack
E. Thompson and Thomas McKell, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all the shares of common stock of Horizon Telcom, Inc. ("Horizon") held of record by the undersigned on May 14, 2002, at the Annual Meeting of Stockholders to be held on May 15, 2002 or any adjournment thereof (the "Meeting").

THE PROXIES SHALL VOTE AS SPECIFIED BY THE STOCKHOLDER, OR IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED HEREIN AND IN ACCORDANCE WITH ITEM 2. IF VOTING FOR DIRECTORSHIPS IS CUMULATIVE AND THE UNDERSIGNED HAS NOT INDICATED OTHERWISE, THEN THE PROXIES WILL HAVE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND, IN THEIR SOLE DISCRETION, TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES.

     1. Election of Directors

   |_| FOR all of the nominees       |_| FOR the nominees listed below    |_|    WITHHOLD AUTHORITY
       listed below                      except as marked to the contrary        to vote for all nominees listed below



(Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, strike a line through that nominee's name in the list below)

DIRECTOR NOMINEES:    John E. Herrnstein      Joseph G. Kear     David McKell        Joseph S. McKell  Robert McKell
                      Thomas McKell           Helen M. Sproat    Jack E. Thompson    Jerry B. Whited

     2. In the discretion of the proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.

Dated ______________, 2002       ________________________________________

                                 ________________________________________
                                 Signature(s)

                                 (Stockholders  should sign  exactly as name appears on stock certificate. Where there is more than one owner, each should sign. Executors, Administrators, Trustees and others signing in a representative capacity should so indicate.)

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1457990v6